                           PURCHASE AND SALE AGREEMENT

                  THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is by and between Barnett Bank, N.A., or its affiliate holding title to the Property (as hereafter defined) ("Seller"), and Certified Diabetic Services, Inc., a Delaware corporation ("Purchaser"), and is dated as of the date the Escrow Agent (as hereafter defined) executes this Agreement (the "Effective Date").

                  1. Sale of Property. Seller agrees to sell and convey to Purchaser and Purchaser agrees to purchase and acquire from Seller upon the terms and conditions set forth herein the property located in Collier County, Florida consisting of the real property described on Exhibit A attached hereto and all improvements and personal property owned by Seller and located thereon as described in Exhibit A-1 (all of the foregoing is sometimes collectively called the "Property").

                  2. Appurtenant Rights. Included in the purchase price and the sale hereunder is all of Seller's right, title and interest (if any) in and to the following (subject, however, to the "Permitted Encumbrances" as hereinafter defined):

                     (a) all of the improvements, if any, located on the Property;

                     (b) transferable licenses and permits utilized in connection with the Property;

                     (c) all easements, right-of-way, streets and other appurtenances incidental to the operation of the Property; and

                     (d) all of the Occupancy Leases (as hereinafter defined).

                  3. Purchase Price and Deposit.

                     (a) The purchase price (the "Purchase Price") is Two Million Eight Hundred Thousand and 00/100 Dollars ($2,800,000), which is allocated as $2,600,000 for the real property and $200,000.00 for the personal property, and subject to the specified adjustments and prorations hereinafter provided. The Purchase Price shall be paid as follows:

              Payment                  Due Date                    Amount
              -------                  --------                    ------
  (i)    First Deposit to be held     Due upon the Effective      $   50,000
         in Escrow by Mahoney         Date
         Adams & Criser, P.A.
         (Escrow Agent)

  (ii)   Second Deposit to be         Due on or before            $   50,000
         held in Escrow by            Termination Date (as
         Escrow Agent                 defined in
                                      Section 15.(a))

  (iii)  Cash to Close (adjusted      Closing                     $2,700,000
         for closing
         prorations)

TOTAL PURCHASE PRICE                                              $2,800,000

                     (b) The timely delivery to Escrow Agent of the First Deposit and, to the extent applicable, the Second Deposit (collectively, the "Deposit") is a condition precedent to the performance of Seller's obligations hereunder. The balance of the cash to close shall be paid to Seller by Federal wire transfer to such bank account as shall be directed by Seller or by such other manner of payment as shall be directed by Seller.

                     (c) PURCHASER'S OBLIGATIONS HEREUNDER ARE CONTINGENT UPON PURCHASER OBTAINING A COMMITMENT FOR MORTGAGE FINANCING ON BEFORE THE TERMINATION DATE (AS HEREINAFTER DEFINED). NOTWITHSTANDING THE FOREGOING, SELLER HAS PROVIDED NO ASSURANCES TO PURCHASER THAT SELLER OR ANY AFFILIATE THEREOF WILL PROVIDE ANY FINANCING TO PURCHASER AND PURCHASER'S OBLIGATIONS HEREUNDER ARE NOT CONTINGENT UPON SELLER OR ANY AFFILIATE THEREOF PROVIDING ANY FINANCING TO PURCHASER.

                  4. Title Evidence.

                     (a) Within 15 days from the Effective Date, Seller shall deliver to Purchaser or Purchaser's attorneys, a title insurance commitment (the "Commitment") for an owner's marketability policy of title insurance in the amount of the Purchase Price, insuring Purchaser's title to the real property included in this sale (the "Real Property") subject only to the following (the "Permitted Encumbrances"):

                         (i) zoning, restrictions, prohibitions, regulations,
                     ordinances and other requirements of any applicable governmental authority;

                         (ii) the lien of taxes and assessments for the calendar
                     year of the Closing and all subsequent years;

                         (iii) public utility easements (if any);

                         (iv) any lien, encumbrance or other matter as to which
                     the title company shall commit to affirmatively "insure over" at the minimum risk rate;

                         (v) the rights of the tenants under the Occupancy
                     Leases;

                         (vi) matters revealed by the Prior Survey, as
                     hereinafter defined.

                     (b) Purchaser or its counsel shall notify Seller in writing ("Title Notice") within 10 days after Purchaser's receipt of the Commitment and copies of all title exceptions if the Commitment discloses any defects in the title to the Real Property, other than the Permitted Encumbrances, which may render title unmarketable. Any such defects appearing in the Commitment not noted by Purchaser in the Title Notice, or any defects noted in a Title Notice not delivered within the period specified above, shall be deemed to have been waived by Purchaser. In the event the Commitment discloses any defect which renders the title to the Real Property other than marketable and insurable (other than the Permitted Encumbrances), and such defect is noted in a Title Notice given by Purchaser to Seller within the time period required hereunder, Seller, at Seller's sole option, shall have 60 days from the date it receives the Title Notice within which to make Seller's title marketable and insurable. If after the expiration of such 60-day period, Seller is unable to make Seller's title marketable and insurable, or if having received the Title Notice, Seller, in its sole discretion, shall have elected not to cure (or shall have elected to discontinue any attempted cure of) any such defects appearing, in the Commitment noted in the Title Notice, then in any such event, Purchaser's remedies shall be limited solely to either (x) accepting, such title to the Real Property as Seller shall be willing, and able to convey, without adjustment to or diminution of the Purchase Price, or (y) terminating, this Agreement and receiving a return of the Deposit. Any other provision of this Agreement to the contrary notwithstanding, it shall not be objectionable if the Commitment discloses the existence of any liens or encumbrances provided the same are discharged, canceled of record and terminated by Seller at or prior to the Closing.

                  5. Obligation of Escrow Agent. If there is any dispute as to whether Escrow Agent is obligated to deliver the Deposit, or any other monies or documents which it holds or as to whom such Deposit, monies or documents are to be delivered, Escrow Agent shall not be obligated to make any delivery, but, in such event, may hold same until receipt by Escrow Agent of an authorization, in writing, signed by all of the parties having an interest in such dispute directing the disposition of same, or, in the absence of such authorization, Escrow Agent may hold such Deposit, monies or documents until the final determination of the rights of the parties in an appropriate proceeding. If such written authorization not given or proceeding for such determination is not begun and diligently continued, Escrow Agent may, but is not required to, bring an appropriate action or proceeding for leave to deposit such Deposit, monies or documents in court, pending such determination. Escrow Agent shall not be responsible for any acts or omissions unless the same constitutes gross negligence or willful misconduct and upon making delivery of the Deposit, monies or documents which Escrow Agent holds in accordance with the terms of this Agreement, Escrow Agent shall have absolutely no further liability hereunder. In the event Escrow Agent places the Deposit, monies or documents that have actually been delivered to Escrow Agent in the Registry of the Circuit Court in and for the County in which the Real Property is located and files an action of interpleader, naming the parties hereto, Escrow Agent shall be released and relieved from any and all further obligation and liability hereunder or in connection herewith. Seller and Purchaser shall and do hereby, jointly and severally, agree to indemnify and hold Escrow Agent harmless from any and all damages, losses, liabilities, claims, costs and expenses arising hereunder or in connection therewith, including but not limited to, all costs and expenses incurred by Escrow Agent in connection with the filing of such action including, but not limited to, reasonable attorney and paralegal fees and expenses for Escrow Agent's attorneys through all trial and appellate levels. IT IS ACKNOWLEDGED THAT ESCROW AGENT MAY ACT AS THE COUNSEL FOR SELLER. IT IS AGREED THAT ESCROW AGENT SHALL NOT BE DISABLED OR DISQUALIFIED FROM REPRESENTING SELLER IN CONNECTION WITH ANY LITIGATION WHICH MIGHT ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT BY VIRTUE OF THE FACT THAT ESCROW AGENT HAS AGREED TO ACT AS ESCROW AGENT HEREUNDER, AND PURCHASER DOES HEREBY WAIVE ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH THE FOREGOING.

                  Purchaser's federal tax identification number is 65-0613873. The provisions of this Section 5 shall survive the Closing or the termination of this Agreement.

                  6. Closing. Unless extended by the terms of Section 4, the closing of the sale of the Property ("Closing") shall take place at offices of Mahoney Adams & Criser, P.A., 50 North Laura Street, Suite 3300, Jacksonville, Florida 32202, commencing at 10:00 A.M. via mail-away closing on that certain date fourteen (14) days after the Termination Date (the "Closing Date"), TIME BEING OF THE ESSENCE.

                  7. Prorations and Adjustments.

                     (a) Municipal improvement liens where the work has been completed or has physically commenced as of the Effective Date (certified liens) shall be paid by Seller or a credit shall be provided to Buyer on the closing statements at Closing; and municipal improvement liens which have been authorized but where the work has not commenced as of the Effective Date (pending liens) shall be assumed by Purchaser.

                     (b) The following items as applicable shall be apportioned between the Seller and Purchaser as of midnight on the day immediately preceding the Closing Date.

                         (i) Real property taxes shall be prorated on the basis
                     of the current year's taxes, if known, at the highest allowable discount. If the Closing shall occur before the amount of current taxes shall have been determined, such taxes shall be apportioned upon the basis of the taxes for the most recent calendar year available.

                         (ii) Fees for licenses and permits which are
                     transferable to the Purchaser, if any.

                         (iii) Fees for service and maintenance contracts
                     assumed by Purchaser, if any.

                         (iv) All current rent, common area maintenance charges
                     ("CAM Charges"), operating expenses and real estate tax pass through (the "Operating Expense Charges") and prepaid rents shall be prorated and adjusted as of Midnight of the date prior to the Closing Date, provided, however, all rents, CAM Charges and Operating Expense Charges which are delinquent more than fifteen (15) days (the "Delinquent Rents") as of the Closing Date shall not be prorated. Purchaser agrees to use its best efforts, for a reasonable period of time after closing, to collect Delinquent Rents after the Closing Date and any amounts received by Purchaser from any party owing Delinquent rents shall first be applied to all Purchaser's costs of collection incurred, second, to rents and other charges due for the months in which such payment is received by Purchaser, third, to rents and to the charges attributable to any period after closing, which are past due on the date of receipt, and then to Delinquent Rents, which amounts, if any, shall be paid to Seller. Purchaser shall not be obligated to file suit to collect Delinquent rents, if after good faith effort to collect, it determines, in its sole discretion, that said suit will either be unsuccessful or any judgment obtained therefrom will be uncollectible. Seller shall be entitled to continue to prosecute any and all legal actions commenced by Seller prior to the date of closing but not against any tenant which remain in possession as tenant after closing. Purchaser and Seller acknowledge that CAM Charges and Operating Expense Charges are estimated. Nevertheless, Purchaser and Seller agree not to readjust the CAM Charges and the Operating Expense Charges for the year 1997 when the actual charges are determined.

                         (v) All security and other deposits of existing
                     tenants, together with all interests accrued thereon, if any, as of the date of Closing, shall be transferred and assigned to Purchaser or Purchaser shall receive a credit at closing, for the amount of said deposits and Purchaser shall indemnify and hold Seller harmless from any claims for damages by tenants in regard to said deposits paid to Purchaser.

                         (vi) At the option of the parties, the premiums on any
                     transferable insurance policies relating to the Property.

                         (vii) Water and garbage collection charges and all
                     other similar charges.

                         (viii) Seller shall pay for, or cause to be paid for,
                     all utilities furnished to the Property through the date immediately preceding the Closing Date: Purchaser shall assume payment of such utilities from the Closing Date. Seller shall withdraw all utility deposits made by it, and Purchaser shall make its own deposits for utilities.

                     (c) After Closing, Purchaser will assume full responsibility for all unapplied security deposits and advance rental deposits currently held by Seller, if any, and transferred and paid over to Purchaser at closing.

                     (d) The provisions of this Section 7 shall survive the Closing.

                  8. Seller's Representations. Seller represents to Purchaser as follows:

                     (a) Seller has full right and authority to execute this Agreement and consummate the transactions contemplated hereby subject to the terms, provisions and conditions hereof.

                     (b) To the best of Seller's knowledge, Seller has furnished to Purchaser true and correct copies of all of the Occupancy Leases regarding the Property as disclosed in the attached Exhibit B.
                                          ----------

                  9. Closing Procedure and Documents.

                     (a) At the Closing, simultaneously with the payment of the Purchaser Price by Purchaser, Seller shall deliver or cause to be delivered to Purchaser the following:

                         (i) a special warranty deed (the "Deed") conveying the
                     fee simple title to the Real Property, subject to the Permitted Encumbrances and the matters referred to in the Commitment;

                         (ii) an assignment, without recourse to or warranty by,
                     Seller, of any transferable licenses and permits respecting the Property;

                         (iii) a FIRPTA affidavit;

                         (iv) an affidavit in the form required by the Title
                     Company to delete the standard printed exception relating to the "gap" and to remove the standard printed exceptions for mechanics' liens and parties in possession other than Occupancy Tenants (except to the extent the same constitute Permitted Encumbrances); and

                         (v) a quit-claim bill of sale conveying all personal
                     property, if any, owned by Seller and comprising a portion of the Property, in their "as is" condition;

                         (vi) an assignment of Seller's interest in all
                     outstanding Occupancy Leases relating to the Property and an assumption effective as of the Closing Date by Purchaser of same;

                         (vii) an executed written assignment of (1) the
                     maintenance and service contracts assumed by Purchaser at Closing, and the assumption by Purchaser of same, which assumption shall be effective as of the Closing Date; and
                     (2) any and all transferable warranties, guaranties or similar contract rights in favor of Seller pertaining in any manner to the Property; and

                         (viii) that certain Post Closing occupancy Agreement
                     (as hereafter defined).

                     (b) At the Closing, Escrow Agent shall deliver the Deposit and Purchaser shall deliver the cash to close, to Seller, in accordance with
Section 3. Purchaser can deliver to Seller such consents and authorization as Seller may reasonably deem necessary to evidence authority of Purchaser to purchase the Property and to consummate all other actions required to be taken by Purchaser under this Agreement.

                     (c) At the Closing, Seller and Purchaser shall mutually execute and deliver to each other a closing statement in customary form.

                     (d) At or prior to the Closing, Purchaser shall deliver to the Seller a corporate resolution signed by all of the directors of the Purchaser approving this Agreement and the transaction contemplated herein.

                  10. Closing Expenses. State documentary stamps required to be affixed to the Deed and the cost of the title search and the owner's title policy issued pursuant to the commitment shall be shared equally by Purchaser and Seller. The cost of recording the Deed, the cost of any state sales or similar tax attributable to the transfer of the personal property, the cost of obtaining an updated survey, all of the expenses and fees in connection with any mortgage financing obtained by Purchaser in connection with the Property, including, without limitation, any Florida documentary and intangible taxes and recording fees due with respect to ancillary documents thereto, shall be borne by Purchaser. Each party hereto shall bear the expense of its legal counsel.

                  11. Broker. Seller and Purchaser acknowledge that Mike Carr of Coldwell Banker Commercial/McFadden & Sprowls and Albert R. Ayala of Kersey Quade, Inc. (collectively, the "Broker") has been the procuring cause of this Agreement and the transactions contemplated hereby. As a condition precedent to the obligations of Seller hereunder, Seller shall execute an agreement with the Broker in form and content satisfactory to Seller respecting the payment of any brokerage commissions due to the Broker in the amount of six percent (6%) of the Purchaser Price, which commission shall be payable as 3% percent* to Coldwell Banker and 3% percent to Ayala. If for any reason the transaction contemplated under this Agreement does not close, the Broker shall not be entitled to any portion of the Deposit or any fee, commission or compensation and Broker shall make no claim with respect thereto. Purchaser represents and warrants to Seller that Purchaser has not dealt with any real estate broker, firm or person other than the Broker in connection with the transactions contemplated under this Agreement nor has Purchaser been introduced to the Property or to Seller by any real estate broker firm or person other than the Broker and Purchaser does hereby agree to indemnify and save Seller harmless from and against any and all claims, suits, demands or liabilities of any kind of nature whatsoever (including, but not limited to, all attorneys' and paralegals' fees and expenses and all court costs, including any appellate proceedings and appeals) arising out of or in connection with the claim (whether meritorious or not) of any other person, firm or corporation for real estate commissions or finder's fees as a result of having dealt with Purchaser or as a result of having introduced Purchaser to Seller or to the Property.

* Of the commission paid to Coldwell banker, it shall be based on a purchase price of $2,716,000 or a total of $81,480.

                  12. Survey. If prior to the execution of this Agreement by Purchaser, Seller has delivered to Purchaser a Survey of the Real Property (a "Prior Survey"), all matters reflected on such Prior Survey shall constitute a Permitted encumbrance and shall not serve as the basis of any alleged title defect. Purchaser, at Purchaser's expense, prior to the "Termination Date" (as hereinafter defined), may have the real property surveyed and certified by a registered Florida Surveyor. Purchaser or its counsel shall provide written notice (the "Survey Notice") to Seller within 10 days after Purchaser's receipt of any such new survey (the "Survey") if the survey discloses any encroachments or any other title defects affecting the property (other than Permitted Encumbrances). All such encroachments or defects so noted in the Survey Notice, provided they adversely affect the marketability of title to the Property, are to be regarded for all purposes under this Agreement as title defects and, as such, are to be treated in the manner provided in Section 4. Any such title defects shown on the Survey and not noted in the Survey Notice to Seller shall be deemed to have been waived by Purchaser.

                  13. Risk of Loss.

                      (a) If, prior to the Closing, the Property or any portion thereof shall be taken pursuant to an exercise of the power of eminent domain or condemnation or shall be damaged by fire, wind or other casualty and the cost of repairing or restoring same reasonably estimated by Seller exceeds 10% of the Purchaser Price, Purchaser may elect to terminate this Agreement and receive the return of the Deposit, or to proceed with the Closing, and receive an assignment of Seller's right to any condemnation or insurance proceeds. If Purchaser shall elect to proceed with the Closing, or if the estimated cost of repair or restoration of any such damage shall be less than 10% of the Purchaser Price in which event Purchaser shall have no right to terminate this Agreement), there shall be no abatement of the Purchaser Price and the adjustment of the loss or award and the repair or restoration of the Property shall proceed at the joint direction of Seller and Purchaser until the Closing; thereafter adjustment and restoration shall proceed at the sole direction of Purchaser without obligation in connection therewith on the part of Seller. At Closing, Seller shall pay to Purchaser all proceeds of condemnation or insurance then held by Seller and Seller shall assign to Purchaser Seller's right to receive any unpaid proceeds, after receipt from Purchaser of any expenses of collection of such proceeds or of the restoration of the Property.

                      (b) Notwithstanding anything contained in subsection (a) above to the contrary, if the portion of the Property taken results in a partial or total loss of access to the Property, Purchaser may elect to terminate this Agreement and receive a refund of the Deposit.

                  14. Property Information. Seller shall make a best effort to deliver or cause to be delivered to Purchaser within 5 days after the Effective Date, to the extent Seller shall have same in its possession, all of the following: (i) photocopies of all permits, certificates of occupancy and licenses pertaining to the Property; (ii) letters from the applicable utility companies respecting the availability and capacity of all applicable utility services; (iii) photocopies of all service and maintenance contracts affecting the Property; (iv) copies of any and all documents relating to the development and/or use of the Property; and (v) such other documents regarding the Property as Seller shall be willing to provide to Purchaser at no expense to Seller (all of the foregoing is sometimes collectively herein referred to as the "Property Information"), provided, however, that the delivery of such Property Information to Purchaser shall not constitute any representation or warranty by Seller regarding the truth or accuracy of such Property Information except to the extent that Seller may otherwise specifically represent or warrant in this Agreement, it being understood and agreed that Seller is providing such Property Information solely to facilitate and assist Purchaser's inspection as set forth in Section 15. Seller shall not be responsible in the event it fails to deliver every document in its possession.

                  15. Inspection and Option to Terminate.

                      (a) Promptly following the execution of this Agreement and until thirty (30) days from the Effective Date (the "Termination Date"), Purchaser shall have the right to inspect the Property and the Property Information. Purchaser and its representatives shall take reasonable precautions so that its inspection of the Property and Property Information shall cause minimum disruption to any parties in possession of the Property and Seller's or tenant's employees located on the Property. Any entry made on the Property by Purchaser or its representatives shall be upon reasonable notice to Seller and at reasonable times and at the sole risk of Purchaser; Purchaser hereby indemnifies and exonerates Seller (in addition to the liquidated damages provided in Section 18) from all losses, claims, liabilities, actions, demands, costs and expenses, including reasonable attorney and paralegal fees and expenses, arising therefrom or connected therewith, including any entry upon the Property by any agents or contractors of Purchaser or their sub-agents or sub-contractors. Purchaser shall pay for all work and inspections performed on or in connection with the Property and shall not permit the creation of any lien in favor of any contractor, materialman, mechanic, surveyor, architect or laborer.

                      (b) If following the execution of this Agreement, but prior to the Termination Date, Purchaser determines in its sole discretion that the Property or any of the Property Information is not satisfactory to Purchaser, Purchaser shall have the right to give written notice to Seller in the manner specified in Section 29 and elect to terminate this Agreement provided such notice is postmarked or delivered to Seller on or before the Termination Date. In the event that such notice is given by Purchaser in accordance with the foregoing, then in that event, the Deposit shall be promptly returned to Purchaser, and upon such repayments, this Agreement shall terminate and Purchaser shall promptly deliver and return to Seller (at no cost or expense to Seller) all Property information and any plans, correspondence, surveys, drawings, and other materials obtained by or on behalf of Purchaser with respect to the Property. TIME SHALL BE DEEMED OF THE ESSENCE FOR THE PURPOSES OF THIS SECTION WITH RESPECT TO THE EXERCISE OF THE RIGHT TO TERMINATE BY PURCHASER HEREUNDER. If, for any reason, Purchaser shall not timely exercise its right to terminate prior to the Termination Date in accordance with the terms and conditions of this Section 15, Purchaser shall conclusively be deemed to have approved all aspects of the Property and the Property Information, and have agreed to purchase the Property in its "as is" condition, "without fault" of Seller as of the Closing Date, and the right of Purchaser to terminate under this Section shall be deemed to have been waived by Purchaser for all purposes hereof.

                      (c) Escrow Agent acknowledges and agrees that in the event Purchaser timely exercises its right to terminate this Agreement prior to the Termination Date, Escrow Agent shall refund the Deposit to Purchaser within five
(5) business days of the date Escrow Agent received the notice of termination.

                      (d) Purchaser's obligations under this Section 15 shall survive the Closing or the termination of this Agreement.

                  16. Condition of Property. PURCHASER HAS OR WILL INSPECT THE PROPERTY AND IS FAMILIAR OR WILL BECOME FAMILIAR WITH THE PHYSICAL CONDITION THEREOF. ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT NOTWITHSTANDING, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES AS TO THE PHYSICAL CONDITION, QUALITY OF CONSTRUCTION OF ANY IMPROVEMENTS, TIMELINESS OF COMPLETION OF ANY IMPROVEMENTS, QUALITY OF MATERIALS TO BE INCORPORATED INTO ANY IMPROVEMENTS, EXPENSES, OPERATION, MAINTENANCE, PROFIT, RENTS, LOSS OR USE TO WHICH THE PROPERTY OR ANY PART THEREOF MAY BE PUT, OR ANY OTHER MATTER OR THING AFFECTING OR PERTAINING TO THE PROPERTY, EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED OTHERWISE IN THIS AGREEMENT, AND THE PURCHASER HEREIN EXPRESSLY ACKNOWLEDGES AND AGREES AT CLOSING TO TAKE THE SAME "AS IS" AS OF THE CLOSING DATE. IT IS UNDERSTOOD AND AGREED THAT ALL UNDERSTANDINGS AND AGREEMENTS HERETO HAD BETWEEN THE PARTIES ARE MERGED INTO THIS AGREEMENT AND THAT THE SAME IS ENTERED INTO AFTER FULL INVESTIGATION, NEITHER PARTY RELYING UPON ANY STATEMENTS OR REPRESENTATIONS NOT EMBODIED IN THIS AGREEMENT, MADE BY THE OTHER. SELLER SHALL NOT BE LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN AGREEMENTS OR STATEMENTS, REPRESENTATIONS, "SETUPS," FINANCIAL STATEMENTS, OR INFORMATION PERTAINING TO THE OPERATION, LAYOUT, EXPENSES, CONDITION, INCOME PROFITS, OR LOSS FURNISHED BY ANY AGENT, EMPLOYEE, REAL ESTATE BROKER, SALESMAN OR SERVANT OF THE SELLER OR ANY OTHER PERSON OR ENTITY (INCLUDING THE SELLER), UNLESS THE SAME ARE SPECIFICALLY SET FORTH HEREIN. FURTHER, SELLER IS NOT LIABLE OR BOUND IN ANY MANNER FOR ANY INFORMATION WHICH THE SELLER MAY HERETOFORE HAVE SUPPLIED TO PURCHASER WITH RESPECT TO T HE PROPERTY. PURCHASER HAVING THE RIGHT TO CONDUCT ITS OWN INVESTIGATION UPON ALL SUCH MATTERS PURSUANT TO THE PROVISIONS OF SECTION 15, AND PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY PRO FORMA STATEMENTS, FINANCIAL STATEMENTS OR FINANCIAL INFORMATION OR OTHER STATEMENTS OR REPRESENTATIONS WITH RESPECT TO THE PROPERTY HERETOFORE SUPPLIED BY SELLER TO PURCHASER. ANY SUCH PRO FORMA STATEMENTS, FINANCIAL INFORMATION OR OTHER COMMUNICATIONS BETWEEN THE SELLER AND PURCHASER WITH RESPECT TO THE PROPERTY WHICH IS THE SUBJECT MATTER HEREOF HAVE BEEN RECEIVED BY PURCHASER SOLELY FOR ITS OWN CONVENIENCE AND PURCHASER ACKNOWLEDGES THAT IT HAS NOT AND WILL NOT RELY THEREON. PURCHASER ACKNOWLEDGES THAT SELLER HAS AFFORDED OR WILL AFFORD PURCHASER THE OPPORTUNITY FOR A FULL AND COMPLETE INVESTIGATION, EXAMINATION AND INSPECTION OF THE PROPERTY AND ALL MATTERS AND

ITEMS RELATING THERETO OR CONNECTED THEREWITH. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES GIVEN TO PURCHASER IN CONNECTION WITH THE PROPERTY OR IN CONNECTION WITH THE CONDITION OR QUALITY OF THE CONSTRUCTION OF ANY IMPROVEMENTS COMPRISING THE PROPERTY EXCEPT AS HEREIN SPECIFICALLY SET FORTH. SELLER DOES HEREBY DISCLAIM ANY AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS THAT MAY BE DUE FROM SELLER TO PURCHASER, WHETHER IN REGARD TO THE IMPROVEMENTS, BUILDINGS, OR PERSONAL PROPERTY CONTAINED THEREIN AND INCLUDED IN THIS SALE. PURCHASER EXPRESSLY RELEASE AND RELIEVES SELLER FROM ANY LIABILITY, WARRANTY, OR OBLIGATION RELATING TO THE CONDITION OF THE PROPERTY, SPECIFICALLY INCLUDING:
LATENT AND PATENT CONDITIONS; THE PRESENCE OR RELEASE OF HAZARDOUS OR TOXIC WASTES, SUBSTANCE AND MATERIALS ON OR FROM THE PROPERTY OR ANY ADJOINING PROPERTY; ZONING REQUIREMENTS; SUBSOIL CONDITIONS; STORM WATER DRAINAGE CONDITIONS; THE EXISTENCE OR CONDITION OF UTILITIES, IF ANY, AT THE PROPERTY; AND ANY AND ALL OTHER MATTERS RELATING TO THE PHYSICAL CONDITION OF THIS PROPERTY. THE PROVISIONS OF THIS SECTION 16 SHALL SURVIVE THE CLOSING.

                  17. Prohibition of Recording. If any attempt to record this Agreement or any memorandum thereof or any reference hereto in the public records is made by Purchaser or any agent or representative of Purchaser, Seller shall have the right to terminate this Agreement, in which event, Escrow Agent shall deliver the Deposit to Seller and the parties shall be relieved of any further liability or obligation hereunder (except as otherwise specifically provided herein).

                  18. Default.

                      (a) If Purchaser shall default in the payment of the Purchaser Price (including, but not limited to, any portion of the Deposit) or otherwise default in the performance of any of the terms, covenants, and conditions under this Agreement on the part of the Purchaser to be performed, Seller may retain and be entitled to receive as full and agreed upon liquidated damages, consideration for the execution of this Agreement and in full settlement of Seller's claims against Purchaser, the Deposit, whereupon Purchaser and Seller shall be relieved, each as to the other, of all obligations hereunder, or Seller, at Seller's option, may proceed in equity to enforce Seller's rights under this Agreement. Any indemnification provisions or covenants on the part of Purchaser under this Agreement shall continue in full force and effect and shall not be affected or limited by Seller's election to enforce the liquidated damages provisions of this subsection.

                      (b) In the event of a wrongful failure or refusal by Seller to perform its obligations under this Agreement, Purchaser's sole remedies (Purchaser hereby waiving all other remedies) shall be (i) an action to specifically enforce the terms of this Agreement, or (ii) the termination of this Agreement by notifying Seller of such election in writing, whereupon Purchaser shall be entitled to a refund of the Deposit then being held by Escrow Agent and the parties relieved of all further liability each to the other hereunder.

                  19. Survival. All covenants, terms, provisions, representations and warranties set forth in this Agreement, except as specifically provided otherwise herein, shall at the Closing, be merged into the Deed.

                  20. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

                  21. TIME OF ESSENCE. TIME SHALL BE DEEMED OF THE ESSENCE ON THE PART OF PURCHASER IN PERFORMING ALL OF THE TERMS AND CONDITIONS ON THE PART OF PURCHASER TO BE PERFORMED HEREUNDER.

                  22. Modification Must Be In Writing. No modification or termination of this Agreement shall be valid unless executed in writing and signed by the applicable duly authorized representatives of Seller and Purchaser.

                  23. No Waiver. No waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

                  24. Captions and Section Headings. Captions and Section Headings contained in this Agreement are for convenience and reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement, nor the intent of any provision thereof.

                  25. Acceptance of the Deed. The acceptance of the Deed by Purchaser shall be deemed to be the full performance and discharge of every agreement, obligation, and covenant, guaranty, representation or warranty on the part of Seller to be performed. Pursuant to the provisions of this Agreement in respect of the Property, except for those Sections or sub-sections specifically stated to survive the Closing.

                  26. Assignability; Binding Effect. Neither this Agreement, nor any of the rights or privileges conferred upon Purchaser hereunder, may be assigned by Purchaser without the prior written consent of Seller, which consent may be withheld by Seller in Seller's sole and absolute discretion. Subject to the foregoing limitation as to assignability, this Agreement shall inure to the benefit of and shall be binding upon the parties thereto and their respective heirs, personal representatives, successors and assigns.

                  27. Attorneys' Fees. In the event of any litigation arising out of or connected in any manner with this Agreement, the non-prevailing party shall pay the costs of the prevailing party, including its reasonable attorney and paralegal fees and expenses incurred in connection therewith through and including the costs of any appeals and appellate costs relating thereto. This
Section 27 shall survive the Closing or the termination of this Agreement.

                  28. Summary Proceedings. The right and privilege Seller to institute summary proceedings against any Occupancy Tenant on account of default prior to Closing Date, and it is agreed that no representations have been made and no responsibilities assumed by Seller with respect to the continued occupancy of any of the Property by any Occupancy Tenant.

                  29. Notices. All notices, offers, acceptances, rejections, consents, requests and other communications hereunder shall be in writing and shall all be deemed to have been given (i) when delivered in person, or (ii) when sent by telecopier (with receipt confirmed), or (iii) when sent by first class mail or registered mail, postage prepaid, return receipt requested, or
(iv) on receipt after being sent by express mail or a responsible delivery service guaranteeing overnight delivery provided that in the case of notice given by the methods described in (i) or (ii) above, a copy is immediately mailed by first class, registered or certified mail, postage prepaid, return receipt requested, in each case addressed as follows:

If to Seller:              Barnett Bank, N.A.
                           c/o Barnett Banks, Inc., Special Assets
                           Attention:    Alan Blankstein
                                         Transactions Officer
                                         Real Estate Transactions Group
                                         Barnett Banks, Inc.
                                         2850 North Federal Highway
                                         2nd Floor
                                         Lighthouse Point, FL  33064
                                         (954) 786-3323

with a copy to:            Karen M. Chastain, Esquire
                           Mahoney Adams & Criser, P.A.
                           50 North Laura Street, Suite 3300
                           Jacksonville, Florida  32202
                           (904) 354-1100
                           Fax:  (904) 798-2697

If to Purchaser:           Certified Diabetic Services, Inc.
                           Attn:  Peter Fiscina, President
                           1951 J&C Boulevard
                           Naples, Florida  34109
                           (800) 445-4313

with a copy to:            Gudrun Maria Nickel, Esquire
                           350 Fifth Avenue, Suite 350
                           Naples, Florida  34102
                           (941) 262-7748
                           Fax:  (941) 262-7144

If to Escrow Agent:        Karen M. Chastain, Esquire
                           Mahoney Adams & Criser, P.A.
                           50 North Laura Street, Suite 3300
                           Jacksonville, Florida  32202

                  30. Waiver of Strict Construction Against Drafting Party. Should any provision of this Agreement be subject to judicial interpretation, it is agreed that the court interpreting or considering such provision not apply the presumption or rule of construction that the terms of this Agreement be more strictly construed against the party which itself or through its counsel or other agent prepared the same, as all parties thereto have participated in the preparation of the final form of this Agreement through review by their respective counsel and the negotiation or changes in language in any provision deemed unsuitable or inadequate as initially written, and, therefore, the application of such presumption or rule of construction would be inappropriate and contrary to the intent of the parties.

                  31. Exhibits. All of the exhibits attached hereto are incorporated herein by reference and form part of this Agreement for all purposes. For convenient reference, the following list briefly describes the exhibits to this Agreement:

                      Exhibit A - Legal description of the property;
                      ---------
                      Exhibit A-1 - Inventory of personal property;
                      -----------
                      Exhibit B - Tenant list.
                      ---------
                  32. Interpretations. In case any one or more or the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions shall be in no way affected, prejudiced or disturbed thereby. The use of any gender shall include all other genders. The singular shall include the plural and vice versa. Use of the words "herein," "hereof," "hereunder" and any other words of similar import refer to this Agreement as a whole and not to any particular article, section or sub-section of this Agreement unless specifically noted otherwise in this Agreement.

                  33. Governing Law and Jurisdiction. This Agreement shall be deemed to be governed by, construed and enforced in accordance with the laws of the State of Florida.

                  34. Third Parties. This Agreement shall not be deemed to confer in favor of any third parties any rights whatsoever as third-party beneficiaries, the parties hereto intending by the provisions hereof to confer no such benefits or status.

                  35. Effect of Termination of Agreement. If for any reason whatsoever the transactions contemplated under this Agreement are not closed or this Agreement is terminated in accordance with the terms hereof, Purchaser shall promptly return or turn over to Seller (at no cost or expense to Seller) all Property Information and any plans, correspondence, surveys, drawings and other materials obtained by or on behalf of Purchaser with respect to the Property or any portion thereof.

                  36. Calculation of Time Periods. Whenever this Agreement calls for or contemplated a period of time for the performance of any term, provision or condition of this Agreement, all of the days in such period of time shall be calculated consecutively without regard to whether any of the days falling in such period of time shall be a Saturday, Sunday or other non-business day provided, however, if the last day of any such time period shall happen to fall on a Saturday, Sunday or other non-business day, the last day shall be extended to the next succeeding business day immediately thereafter occurring.

                  37. Contract Not An Offer; Time For. This Agreement shall not be binding upon Seller nor shall Seller have any obligation to Purchaser unless and until such time as Seller shall have executed a copy of this Agreement and thereafter unconditionally delivered it to Purchaser. If this Agreement is not fully executed by Seller, Purchaser and Escrow Agent and an executed copy hereof, (together with the First Deposit) is not delivered to Seller on or before June 30, 1997, by 5:00 P.M., this Agreement shall be null, and neither party shall have any obligation hereunder. SELLER RESERVES ITS RIGHTS TO NEGOTIATE AND ACCEPT COMPETING OFFERS UNTIL THIS CONTRACT HAS BEEN EXECUTED BY BOTH SELLER AND PURCHASER, AND THE DEPOSIT HAS BEEN RECEIVED BY THE ESCROW AGENT AND CASHED.

                  38. Radon Gas Notification. In accordance with the requirements of Section 404.056(8), Florida Statutes the following notice is hereby given:

                  RADON GAS: Radon is a naturally occurring radioactive gas that, when it is accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the local County Public Health Center.

                  39. Seller's Post-Closing Occupancy. Prior to the Termination Date, Purchaser and Seller shall negotiate the terms of Seller's continued occupancy of the Property for a time certain and for certain location within the Property, and any consideration to be paid in connection therewith. The specific terms shall be determined by the parties prior to the Termination Date, and the parties shall execute a written agreement at Closing evidencing said agreement (the "Post Closing Occupancy Agreement"). The Post Closing Occupancy Agreement shall permit the Seller to remove any personal property located on the Property which is not included on Exhibit A-1. The parties agree to negotiate the terms of the Post Closing Occupancy Agreement in good faith.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the Effective date.

WITNESS:                                       PURCHASER:

                                               CERTIFIED DIABETIC SERVICES, INC.

/s/ illegible Hawkins
---------------------
Name:
                                               By:/s/ Myron M. Blumenthal
                                               --------------------------
/s/ Tammy Navans                               Name:  Myron M. Blumenthal
---------------------                          Title: Treasurer
Name:

                                               SELLER:

                                               BARNETT BANK, N.A.
                                               By: Barnett Banks, Inc., as
                                                   attorney-in-fact for Barnett
                                                   Bank, N.A., pursuant to Power
                                                   of Attorney dated March 1,
                                                   1992

                                               By:/s/ Alan Blankstein
______________________________                 --------------------
Name:                                          Name:  Alan Blankstein
                                               Title: Authorized Designee
______________________________
Name:

                  First Deposit received by Mahoney Adams & Criser, P.A. which the Escrow Agent agrees to retain in accordance with the terms and conditions of the within Agreement.


                                               Escrow Agent:

                                               By:  ____________________________
                                                          Karen M. Chastain

                                               Date:____________________________
                                                       (the "Effective Date")

                  All changes must be initialed by Purchaser by July 3, 1997, or this Contract shall be void.

                                     JOINDER

                  The undersigned brokers hereby join in execution of this Agreement for the purpose of confirming the terms and conditions set forth in
Section 11 of this Agreement. If a claim for brokerage in connection with this transaction is made by any broker, salesman or finder claiming to have dealt through or on behalf of the undersigned, then the undersigned shall indemnify, defend and hold Seller and Purchaser and their officers, directors, agents and representatives harmless from all liabilities, damages, claims, costs, fees and expenses whatsoever (including reasonable attorney's fees and court costs) with respect to said claim for brokerage.

Coldwell Banker Commercial/
McFadden & Sprowls

By:/s/ illegible                                       By:/s/ Albert R. Ayala
   --------------                                         --------------------
Name: illegible                                        Name:  Albert R. Ayala
      ---------
Date: 6/27/97
      -------

                                    EXHIBIT A
                                    ---------

                                Legal Description

            (To be verified with Title Commitment and Survey, if any)

                  Lots 14 and 15, East Naples Industrial Park, recorded in Plat Book 10, page 114, of the public records of Collier County, Florida.

                                  Exhibit A-1

                             FILES-STORAGE-SHELVING

ITEM #:  QUANTITY:  MANUFACTURER    DESCRIPTION:
-------  ---------  ------------    ------------

 1       2    EA.                   METAL STORAGE CABINETS: 36W X 18D X 72H
 2       1    EA                    MOBILE FILE CABINET 14"X 16"
 3       2    EA                    5-DRAWER LETTER VERTICLE FILE - NO LOCK
 4       2    EA                    2-DRAWER VERTICLE FILE - NO LOCK
 5       2    EA                    3 DRAWER LATERAL FILE W/LOCK
 6       4    EA                    4-DRAWER LEGAL VERTICLE FILE W/LOCK
 7       4    EA                    4-DRAWER LETTER VERTICLE FILE NO LOCK
 8       4    EA                    4-DRAWER LETTER VERTICLE FILE W/LOCK
 9       1    EA                    2 DRAWER LEGAL FILE W/LOCK
 10      1    EA                    3 DRAWER LATERAL FILE W/LOCK
                                    2 DRAWER LATERAL FILE W/SLIM LINE
 11      1    EA                    STORAGE DRAWER
 12      6    EA                    2 DRAWER LATERAL FILE 36"
 13      1    EA                    2-DRAWER VERTICLE FILE - BLACK
 14      1    EA                    2-DRAWER LATERAL FILE WOOD GRAIN FINISH
 15      1    EA                    5-DRAWER LATERAL FILE - BROWN
 16      15   EA                    5-DRAWER LATERAL FILE- BUFF
 17      5    EA                    5 DRAWER LATERAL FILE -CREAM
 18      1    EA                    2-SHELF WOOD BOOKCASE
 18      1    EA                    3-SHELF WOOD BOOKCASE
 19      1    EA                    LAMINATE DOOR STORAGE UNIT 103" W X 24"
                                    DEEP
 20      1    EA                    WOOD BOOKSHELF 32W X 20 X 29 (LOBBY)

 MISC:
 1       1                          WOOD FINISH PRESENTATION BOARD 48 X 48
 2       1                          TACK/MARKER BOARD 42H X 46W

                              DESK/CREDENZA/TABLES

ITEM #:  QUANTITY:  MANUFACTURER:   DESCRIPTION:
-------  ---------  -------------   ------------
   1         1                      DESK 30 X 60
   2         1      STEELCASE       DESK 30 X 66
   3         1                      CREDENZA W/HUTCH 72 X 24
   4         1                      2-DRAWER LATERAL FILE 36" WOOD
   5         1      KIMBALL         38" 2 DR. LATERAL FILE
   5         1                      36" 2 DR. LATERAL FILE/LAMINATE
   6         1                      BOOKCASE - 4 SHELF WOOD 36 X 14 X 48H
   7         1      KIMBALL         DESK W/LEFT RETURN 30 X 66; 20 X 40
   7         1      KIMBALL         CREDENZA W/KNEE SPACE 20 X 60
   8         1      KIMBALL         DESK 72 X 36
   8         1      KIMBALL         CREDENZA 66 X 20
   8         1      KIMBALL         BOOKCASE 30 X 14 X 50
   9         1                      DESK 30 X 66
  10         1      KIMBALL         DESK 36 X 72
  11         1                      DESK W/RIGHT RETURN 36 X 66; 20 X 42
  12         1      KIMBALL         CREDENZA 20 x 66
  13         2      JOFFCO          DOOR UNIT/BOOKCASE 30 X 19
  14         1      JOFFCO          CREDENZA
  15         1      JOFFCO          DESK 72 X 36
  16         1                      BOOKCASE 36 X 12
  17         1      KIMBALL         LATERAL FILE: WOOD 2 DRAWER
  18         1                      CREDENZA 20 X 72
  19         1      KIMBALL         DESK W/LEFT RETURN 30 X 66; 20 X 40
  20         1      KIMBALL         DESK W/RIGHT RETURN 36 X 66; 20 X 42
  20         2      KIMBALL         32" LATERAL FILE: WOOD 2 DRAWER
  21         1                      DESK 30 X 66
  21         1                      CREDENZA 60 X 20
  22         1                      CREDENZA 60 X 20

  23         4                      LAMINATE TABLE W/WOOD EDGE 60 X 30
  24         1      HERMAN MILLER   WORK TABLE 72 X 30
  25         1                      36" ROUND PEDESTAL LEG TABLE
  26         1                      26 X 26 TABLE
  27         3                      96 X 32 TABLE
  28         1      BAKER           END TABLE
  29         1      BAKER           END TABLE 32 X 32
  30         2      KIMBALL         END TABLE 26 X 20 (LOBBY)
  31         1                      SEMI-CIRCLE LAMINATE DESK (LOBBY)

                                     CHAIRS

ITEM #:  QUANTITY:  MANUFACTURER:     DESCRIPTION:
-------  ---------  -------------     ------------
  1        20       NATIONAL          WOOD ARM CHAIR
  2        1        STEELCASE         EXECUTIVE CHAIR
  3        1        NATIONAL          WOOD SLED BASE ARM CHAIR
  4        1        JASPER            EXECUTIVE CHAIR
  5        1                          WOOD BASE STENO W/ARMS
  6        1                          HIGH BACK EXECUTIVE CHAIR
  7        1                          HIGH BACK EXECUTIVE CHAIR
  8        2        LIFELINE          ARM CHAIR
  9        1        STEELCASE         METAL SLED BASE CHAIR
  10       1        KIMBALL           UPHOLSTERED ARM/STENO
  11       7        HAWORTH           DARK PINK STENO W/ARMS
  12       6        HAWORTH           BLUE STENO W/ARMS
  13       1        HAWORTH           DARK PINK STENO W/ARMS - HIGH BACK
  14       2        HERMAN MILLER     SLED BASE ARM CHAIR - TEAL
  15       2        JASPER            WOOD ARM CHAIR
  16       1        KIMBALL           WOOD ARM CHAIR- ROSE
  17       3        KIMBALL           WOOD ARM CHAIR-BURGANDY
  18       2        KIMBALL           WOOD ARM CHAIR - BLUE
  19       3        HAWORTH           LIGHT PINK STENO W/ARMS
  20       8        HERMAN MILLER     BURGANDY ARMLESS STENO
  21       4        HERMAN MILLER     TEAL STENO W/ARMS
  22       12       HERMAN MILLER     RED ARMLESS STENO
  23       2        JASPER            TRADITIONAL ARM CHAIR
  24       3        SCHAFFER          WOOD ARM CHAIR/BEIGE FABRIC
  24       1        STEELCASE         BURNT ORANGE MID-BACK STENO W/ARMS
  25       2                          WOOD ARM CHAIR
  26       1        JASPER            MID-BACK TRAD. EXECUTIVE CHAIR
  27       3                          UPHOLSTERED GREE ARM CHAIRS (LOBBY)
  28       4                          SOFA WEDGE PIECES (LOBBY)

                     HAWORTH SYSTEMS FURNITURE



QUANTITY:    DESCRIPTION:
---------    ------------
 3   EA.     PANEL 60 W X 67 H
 13  EA.     PANEL 48 W X 67 H
 31  EA.     PANEL 36 W X 67 H
 9   EA.     PANEL 30 W X 67 H
 11  EA.     PANEL 24 W X 67 H
 2   EA.     PANEL 12 W X 67 H
 1   EA.     CORNER END BRACKET 67"H
 1   EA.     END PANEL-RIGHT 28" H X 23"D
 1   EA.     END PANEL- LEFT 28" H X 23"D

 1   EA.     WORKSURFACE 72"W X 30"D
 11  EA.     WORKSURFACE 72"W X 24"D
 3   EA.     WORKSURFACE 60" X 30"D
 10  EA.     WORKSURFACE 48"W X 30"D
 3   EA.     WORKSURFACE 48"W X 24"D
 2   EA.     WORKSURFACE 36"W X 24"D

 6   EA.     PENCIL/BOX/FILE PEDESTAL (ATTACHED)
 7   EA.     FILE/FILE PEDESTAL (ATTACHED)
 3   EA.     PENCIL/BOX PEDESTAL (ATTACHED)
 1   EA.     PENCIL/FILE PEDESTAL (ATTACHED)
 3   EA.     MOBILE BOX/FILE PEDESTAL

 1   EA.     OVERHEAD STORAGE BIN W/FLIPPER DOOR AND TASK LIGHT 60"W
 1   EA.     OVERHEAD STORAGE BIN W/FLIPPER DOOR AND TASK LIGHT 48"W
 21  EA.     OVERHEAD STORAGE BIN W/FLIPPER DOOR AND TASK LIGHT 36"W

 1   EA.     TACK BOARD - BLUE 42" W X 15"H
 1   EA.     TACK BOARD - 48"W X 15"H
 2   EA.     TACK BOARD 60" W X 15"H
 13  EA.     TACK BOARD 36" X 15"H

 6   EA.     KEYBOARD DRAWER 32"W

 2   EA      POWER POLES

                           STEELCASE SYSTEMS FURNITURE

QUANTITY:       DESCRIPTION:
---------       ------------
  5    EA.      PANEL 60 W X 65 H - BEIGE
  11   EA.      PANEL 48 W X 65 H - BEIGE
  53   EA.      PANEL 36 W X 65 H - BEIGE
  40   EA.      PANEL 24 W X 67 H - BEIGE
  1    EA.      PANEL 24 W X 34 H - BEIGE

  3    EA.      PANEL 30 W X 65 H - BROWN
  7    EA.      PANEL 24 W X 65 H - BROWN
  3    EA.      PANEL 48 W X 34 H - BROWN
  6    EA.      PANEL 24 W X 34 H - BROWN

  40   EA       END BRACKET - RIGHT
  42   EA.      END BRACKET - LEFT
  6    EA.      END LEG - RIGHT
  6    EA.      END LEG - LEFT
  5    EA.      END PANEL-RIGHT 28" H X 23"D
  6    EA.      END PANEL- LEFT 26" H X 23"D

  19   EA.      WORKSURFACE 72"W X 24"D
  7    EA.      WORKSURFACE 60" X 24"D
  4    EA.      WORKSURFACE 48" W X 24"D
  17   EA.      WORKSURFACE 36"W X 24"D

  27   EA.      PENCIL/BOX/FILE PEDESTAL (ATTACHED)
  4    EA.      MOBILE BOX/FILE PEDESTAL 22"DEEP
  1    EA.      MOBILE BOX/FILE PEDESTAL 30"DEEP
  4    EA.      36" LATERAL FILE HANGING

  1    EA.      OVERHEAD STORAGE BIN W/FLIPPER DOOR AND TASK LIGHT 72"W
  4    EA.      OVERHEAD STORAGE BIN W/FLIPPER DOOR AND TASK LIGHT 60"W
  9    EA.      OVERHEAD STORAGE BIN W/FLIPPER DOOR AND TASK LIGHT 48"W
  8    EA.      OVERHEAD STORAGE BIN W/FLIPPER DOOR AND TASK LIGHT 36"W

  6    EA.      KEYBOARD DRAWER

  7    EA.      POWER POLES

  2    EA.      WORK TABLE 90" W X 30" D
  1    EA.      WORK TABLE 30" W X 30" D

                                    EXHIBIT B
                                    ---------

                                Occupancy Tenants
                                -----------------

                  1. Lease Agreement dated 1992, with Allen Systems Group as tenant, as amended from time to time.

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT
                    ----------------------------------------

                  This Amendment to Purchase and Sale Agreement (the "Amendment") is made effective the 31st day of July, 1997 between BARNETT BANK, N.A., as Seller, and CERTIFIED DIABETIC SUPPLIES, INC., as Purchaser.

                  Whereas, Seller and Purchaser signed that certain Purchase and Sale Agreement with an Effective Date on or about July 2, 1997 (the "Contract") for the Purchaser's purchase of certain real property and improvements located in Collier County, Florida (the "Property").

                  Whereas, the parties desire to set forth certain additional understandings regarding the transactions contemplated in the Contract, as more fully set forth herein.

                  NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the Seller and Purchaser agree as follows:

                  1. Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.

                  2. Termination Date and Closing Date. Paragraph 15 of the Contract is amended so that the Termination Date is extended to be on or before 5:00 p.m., EDT, August 8, 1997 for the sole purpose of Purchaser obtaining a commitment for financing for the subject transaction. Notwithstanding the foregoing, it is understood and agreed that the Closing Date shall remain August 15, 1997.

                  3. Governing Law and Jurisdiction. This Amendment shall be deemed to be governed by, construed and enforced in accordance with the laws of the State of Florida.

                  4. Facsimile and Counterpart Signatures. This Amendment may be executed in counterpart and facsimile signatures, the counterparts and facsimiles of which, when taken together, shall constitute an entire and original Amendment.

                  5. Effect of Amendment. This Amendment shall control over all provisions of the Contract. To the extent that provisions of the Contract are not amended by this Amendment, then such provisions shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                               PURCHASER:

                                               CERTIFIED DIABETIC SUPPLIES, INC.



/s/ ILLEGIBLE                                  By: /s/ RANDY AYALA
-------------------------                         ---------------------------
Witness                                        Name:     Randy Ayala
                                                    -------------------------
                                               Title:    V. Pres.
                                                     ------------------------
/s/ ILLEGIBLE
-------------------------
Witness
                                               SELLER:

                                               BARNETT BANK, N.A.



/s/ XENIA L. AMES                              By: /s/ ALAN BLANKSTEIN
-------------------------                         ---------------------------
Witness  Xenia L. Ames                         Name:  Alan Blankstein
                                               Title:  Authorized Designee
/s/ CAROL L. JOHNSON COOTE
---------------------------
Witness  Carol L. Johnson Coote

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 -----------------------------------------------

                  This Second Amendment to Purchase and Sale Agreement (the "Amendment") is made effective the 15th day of August, 1997 between BARNETT BANK, N.A., as Seller, and CERTIFIED DIABETIC SUPPLIES, INC., as Purchaser.

                  Whereas, Seller and Purchaser signed that certain Purchase and Sale Agreement with an Effective Date on or about July 2, 1997, and that certain Amendment to Purchase and Sale Agreement dated on or about July 31, 1997 (collectively, the "Contract") for the Purchaser's purchase of certain real property and improvements located in Collier County, Florida (the "Property").

                  Whereas, the parties desire to set forth certain additional understandings regarding the transactions contemplated in the Contract, as more fully set forth herein.

                  NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the Seller and Purchaser agree as follows:

                  6. Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.

                  7. Termination Date and Closing Date. Paragraph 15 of the Contract is amended so that the Termination Date is extended to be on or before 5:00 p.m., EDT, August 22, 1997 for the sole purpose of Purchaser obtaining a commitment for financing for the subject transaction. Paragraph 6 of the Contract is amended so that the Closing Date is extended to be on or before 10:00 a.m., EDT, August 29, 1997.

                  8. Governing Law and Jurisdiction. This Amendment shall be deemed to be governed by, construed and enforced in accordance with the laws of the State of Florida.

                  9. Facsimile and Counterpart Signatures. This Amendment may be executed in counterpart and facsimile signatures, the counterparts and facsimiles of which, when taken together, shall constitute an entire and original Amendment.

                  10. Effect of Amendment. This Amendment shall control over all provisions of the Contract. To the extent that provisions of the Contract are not amended by this Amendment, then such provisions shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                               PURCHASER:

                                               CERTIFIED DIABETIC SUPPLIES, INC.



/s/ ILLEGIBLE                                  By:    /s/ Myron M. Blumenthal
-----------------------                           -----------------------------
Witness                                        Name:      Myron M. Blumenthal
                                                    ---------------------------
                                               Title:     CFO
/s/ NANCY FEELEY                                     --------------------------
-----------------------
Witness
                                               SELLER:

                                               BARNETT BANK, N.A.



/s/ XENIA L. AMES                             By:      /s/ ALAN BLANKSTEIN
-----------------------                          ------------------------------
Witness                                        Name:    Alan Blankstein
                                               Title:  Authorized Designee
/s/ PATRICIA WILLIAMS
-----------------------
Witness

                 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------

                  This Third Amendment to Purchase and Sale Agreement (the "Amendment") is made effective the 18th day of August, 1997 between BARNETT BANK, N.A., as Seller, and CERTIFIED DIABETIC SUPPLIES, INC., as Purchaser.

                  Whereas, Seller and Purchaser signed that certain Purchase and Sale Agreement with an Effective Date on or about July 2, 1997, and that certain Amendment to Purchase and Sale Agreement dated on or about July 31, 1997, and that certain Second Amendment to Purchase and Sale Agreement dated on or about August 15, 1997 (collectively, the "Contract") for the Purchaser's purchase of certain real property and improvements located in Collier County, Florida (the "Property").

                  Whereas, the parties desire to set forth certain additional understandings regarding the transactions contemplated in the Contract, as more fully set forth herein.

                  NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the Seller and Purchaser agrees as follows:

                  11. Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.

                  12. Termination Date. Paragraph 15 of the Contract is amended so that the Termination Date is extended to be on or before 5:00 p.m., EDT, August 25, 1997 for the sole purpose of Purchaser obtaining a commitment for financing for the subject transaction. The Purchaser otherwise accepts all other aspects of the Property, including (but not limited to) its physical condition, status of title as reflected in the Title Commitment delivered to Purchaser, and any matters that would be disclosed by a current survey.

                  13. Closing Date. Paragraph 6 of the Contract is amended so that the Closing Date is extended to be on or before 10:00 a.m., EST, December 15, 1997.

                  14. Second Deposit. The amount of the Second Deposit to be delivered to Escrow Agent on or before the Termination Date is amended to be $230,000.00, which shall become part of the Deposit. The Purchaser understands and agrees that the Deposit in its entirety shall be non-refundable to Purchaser after the Termination Date.

                  15. Occupancy of the Property. Purchaser has advised that it may desire to occupy the Property prior to the Closing. Seller and Purchaser agree to discuss terms for a lease agreement for Purchaser's pre-Closing occupancy of the Property. In the event the parties can agree on mutually acceptable terms, then the parties may execute a lease agreement providing for Purchaser's occupancy of the Property prior to the Closing.

                  16. Governing Law and Jurisdiction. This Amendment shall be deemed to be governed by, construed and enforced in accordance with the laws of the State of Florida.

                  17. Facsimile and Counterpart Signatures. This Amendment may be executed in counterpart and facsimile signatures, the counterparts and facsimiles of which, when taken together, shall constitute an entire and original Amendment.

                  18. Effect of Amendment. This Amendment shall control over all provisions of the Contract. To the extent that provisions of the Contract are not amended by this Amendment, then such provisions shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                               PURCHASER:

                                               CERTIFIED DIABETIC SUPPLIES, INC.



/s/ NANCY FEELEY                               By:    /s/ MYRON M. BLUMENTHAL
-----------------------                           ------------------------------
Witness  Nancy Feeley                          Name:      Myron M. Blumenthal
                                                    ----------------------------
                                               Title:           CFO
/s/ ILLEGIBLE                                        ---------------------------
-----------------------
Witness
                                               SELLER:

                                               BARNETT BANK, N.A.



/s/ XENIA L. AMES                              By:    /s/ ALAN BLANKSTEIN
-----------------------                           ------------------------------
Witness  Xenia L. Ames                         Name:   Alan Blankstein
                                               Title:  Authorized Designee
/s/ CAROL J. JOHNSON COOTE
-------------------------------
Witness  Carol J. Johnson Coote

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT


                  This Amendment to Purchase and Sale Agreement (the "Amendment") is made effective the 15th day of December, 1997 between BARNETT BANK, N.A., as Seller, and CERTIFIED DIABETIC SERVICES, INC., as Purchaser.

                  Whereas, Seller and Purchaser signed that certain Purchase and Sale Agreement with an Effective Date on or about July 2, 1997, as amended from time to time thereafter (collectively, the "Contract") for the Purchaser's purchase of certain real property and improvements located in Collier County, Florida (the "Property").

                  Whereas, the parties desire to set forth certain additional understandings regarding the transactions contemplated in the Contract, as more fully set forth herein.

                  NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the Seller and Purchaser agree as follows:

                  1. Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.

                  2. Seller's Collection of Prior Unpaid Rent. Paragraph 7(a)(iv) of the Contract is amended so that the Seller may commence litigation after the Closing Date against Allen Systems Group, Inc. (the "Tenant") for Tenant's unpaid rent and expenses owing to Seller.

                  3. Governing Law and Jurisdiction. This Amendment shall be deemed to be governed by, construed and enforced in accordance with the laws of the State of Florida.

                  4. Facsimile and Counterpart Signatures. This Amendment may be executed in counterpart and facsimile signatures, the counterparts and facsimiles of which, when taken together, shall constitute an entire and original Amendment.

                  5. Effect of Amendment. This Amendment shall control over all provisions of the Contract. To the extent that provisions of the Contract are not amended by this Amendment, then such provisions shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                            PURCHASER:

                                            CERTIFIED DIABETIC SERVICES, INC.


/s/ Nancy Feeley                            By: /s/ Peter J. Fiscina
------------------------------                  -----------------------------
Witness Nancy Feeley                        Name: Peter J. Fiscina
                                            Title: CEO/President

/s/ Ron West
------------------------------
Witness
                                            SELLER:

                                            BARNETT BANK, N.A.


/s/ Patricia Williams                       By: /s/ Alan Blankstein
------------------------------                  -----------------------------
Witness                                     Name:  Alan Blankstein
                                            Title:  Authorized Designee

/s/ Curt L. Johnson - C Gote
------------------------------
Witness

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT

                  This Amendment to Purchase and Sale Agreement (the "Amendment") is made effective the 15th day of December, 1997 between BARNETT BANK, N.A., as Seller, and CERTIFIED DIABETIC SERVICES, INC., as Purchaser.

                  Whereas, Seller and Purchaser signed that certain Purchase and Sale Agreement with an Effective Date on or about July 2, 1997, as amended from time to time thereafter, together with prior amendments thereto (collectively, the "Contract") for the Purchaser's purchase of certain real property and improvements located in Collier County, Florida (the "Property").

                  Whereas, the parties desire to set forth certain additional understandings regarding the transactions contemplated in the Contract, as more fully set forth herein.

                  NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the parties, the Seller and Purchaser agree as follows:

                  1. Recitals. The recitals set forth above are true and correct and are incorporated herein by this reference.

                  2. Closing Date. Paragraph 6 of the Contract is deleted in its entirety and replaced with the following:



                  The closing of the sale of the Property ("Closing") shall take place at offices of Mahoney Adams & Criser, P.A., 50 North Laura Street, Suite 3300, Jacksonville, Florida 32202, commencing at 10:00 AM via mail-away closing on December 18, 1997 (the "Closing Date"), TIME BEING OF THE ESSENCE.

                  3. Governing Law and Jurisdiction. This Amendment shall be deemed to be governed by, construed and enforced in accordance with the laws of the State of Florida.

                  4. Facsimile and Counterpart Signatures. This Amendment may be executed in counterpart and facsimile signatures, the counterparts and facsimiles of which, when taken together, shall constitute an entire and original Amendment.

                  5. Effect of Amendment. This Amendment shall control over all provisions of the Contract. To the extent that provisions of the Contract are not amended by this Amendment, then such provisions shall remain in full force and effect. IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written:

                                              PURCHASER:

                                              CERTIFIED DIABETIC SERVICES, INC.


/s/ Nancy Feeley                              By:/s/ Peter J. Fiscina
-----------------------------------              ----------------------------
Witness  Nancy Feeley                         Name: Peter J. Fiscina
                                              Title:CEO/ President

/s/ Ron West
-----------------------------------
Witness Ron West
                                              SELLER:

                                              BARNETT BANK, N.A.


Patricia Williams                             By: /s/ Alan Blankstein
-----------------------------------               ---------------------------
Witness                                       Name:  Alan Blankstein
                                              Title:  Authorized Designee

Curt L. Johhnson - CGote
-----------------------------------
Witness